SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2008

OCEAN SHORE HOLDING CO.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey	333-153454	80-0282446
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1001 Asbury Avenue, Ocean City, New Jersey 08226

(Address of principal executive offices) (Zip Code)

(609) 399-0012

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 22, 2008, Ocean Shore Holding Co. issued a press release in connection with its reorganization from the two-tier mutual holding company structure to the stock holding company structure, announcing that it has completed its subscription offering and extended its subscription offering until January 2, 2009, and that it will commence a syndicated offering to complete the sale of shares in early January.

A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01	Exhibits

Exhibits

99.1	Press release dated December 22, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

OCEAN SHORE HOLDING CO.

Date: December 22, 2008	By:	/s/ Steven E. Brady
Steven E. Brady
President and Chief Executive Officer